United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

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Registrant’s telephone number, including area code: (804) 633-5031

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01 Regulation FD Disclosure.

On Wednesday, February 26, 2014, G. William Beale, president and chief executive officer, and Robert M. Gorman, executive vice president and chief financial officer, made an investor presentation at the Keefe, Bruyette & Woods (KBW) 2014 Boston Bank Investor Conference at the Langham Hotel, 250 Franklin Street, Boston on Wednesday, February 26, 2014.

The conference presentation may be viewed via live webcast and may be accessed at: http://wsw.com/webcast/kbw18/UBSH

Certain information contained in the investor presentation was previously filed with the Securities and Exchange Commission in other formats and was made publicly available prior to the filing of this report.

This presentation is also available under the Other Documents link in the Investor Relations section of the Company’s website at http://investors.bankatunion.com.

A copy of the investor presentation is attached as Exhibit 99.1 to this report and is being furnished, not filed, under Item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Union First Market Bankshares Corporation investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Date: February 26, 2014	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and Chief Financial Officer